SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        December 31, 2001
                        ----------------
                         Date of Report
                (Date of Earliest Event Reported)


                         MOVE FILMS, INC
         --------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


  Texas                     00-32691                   76-0676168
---------------           -----------               ------------------
(State or other           (Commission                (I.R.S. Employer
jurisdiction of           File Number)              Identification No.)
incorporation)


     9350 Civic Center Drive, Suite 110, Beverly Hills, CA 90210
     -----------------------------------------------------------
             (Address of principal executive offices)

                           310-229-5229
                  -------------------------------
                   Registrant's telephone number


                      Expresso Express, Inc
                 618 Cardiff, Irvine, CA 92606
           ---------------------------------------------
              (Former name and address of Registrant)


ITEM 7.  FINANCIAL STATEMENTS




                           MOVE FILMS, INC
                    (A DEVELOPMENT STAGE COMPANY)
                        FINANCIAL STATEMENTS
                         December 31, 2001


                              CONTENTS

                                                              Page
                                                              ----

INDEPENDENT AUDITOR'S REPORT                                   F-2

FINANCIAL STATEMENTS

  Balance Sheet                                                F-3

  Statement of Loss and Accumulated Deficit During             F-4
  the Development Stage

  Statement of Cash Flows                                      F-5

  Statement of Stockholders' Equity                            F-6

NOTES TO FINANCIAL STATEMENTS                           F-7 to F-9

                                F-1

                          Independent Auditor's Report


Stockholders and Board of Directors
Move Films, Inc. (A Development Stage Company) f/k/a ILN Pelham Corporation
Beverly Hills, California

We have audited the accompanying balance sheet of Move Films, Inc. (A Development Stage Company) f/k/a ILN Pelham Corporation, as of December 31, 2001, and the related statements of loss and accumulated deficit during the development stage, cash flows, and stockholders' equity for the period from inception (April 2, 2001) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Move
Films, Inc. (A Development Stage Company) f/k/a ILN Pelham
Corporation and Express Express, Inc. at December 31, 2001, and the results of its operations and its cash flows for the period from inception (April 2, 2001) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 5 to the financial statements, the Company incurred a loss of $6,015 from inception (April 2, 2001) to December 31, 2001, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                     /s/ Dohan and Company, CPA's

May 11, 2002
Miami, Florida

                                F-2

MOVE FILMS, INC
(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET
December 31, 2001

ASSETS

Inventory (Scripts and Projects)                             $7,800,000
Deferred tax asset, less valuation allowance of $902               -
                                                             -----------

     TOTAL ASSETS                                            $7,800,000
                                                             ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
   Accrued liabilities                                       $   2,080
                                                             ---------
      TOTAL LIABILITIES                                          2,080
                                                             ---------
COMMITMENTS AND CONTINGENCIES (NOTE 5)

STOCKHOLDERS'EQUITY

   Preferred Stock, $.0001 par value, 20,000,000 shares
      authorized; none outstanding                                 -
   Common Stock, $.0001 par value, 100,000,000 shares
      authorized; 21,817,500 shares issued and outstanding        2,182
   Additional paid-in capital                                 7,801,753
   Deficit accumulated during the development stage              (6,015)
                                                              ---------
      TOTAL STOCKHOLDERS' EQUITY                              7,797,920
                                                              ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $7,800,000
                                                             ==========

See accompanying notes.


                                F-3


MOVE FILMS, INC
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF LOSS AND ACCUMULATED DEFICIT DURING THE DEVELOPMENT STAGE
For the period from inception (April 2, 2001) to December 31, 2001

EXPENSES
    Organizational expenses                                  $   475
    Professional fees                                          5,540
                                                             ---------
NET LOSS BEFORE INCOME TAX                                    (6,015)

INCOME TAXES                                                     -
                                                             ---------
NET LOSS AND ACCUMULATED DEFICIT DURING THE
 DEVELOPMENT STAGE                                           $(6,015)
                                                             =========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
(BASIC AND DILUTED)                                          2,114,161
                                                             =========
NET LOSS PER SHARE (BASIC AND DILUTED)                       $ (0.00)
                                                             =========

See accompanying notes.

                                F-4

MOVE FILMS, INC
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS
For the period from inception (April 2, 2001) to December 31,2001

CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                  $    (6,015)
     Adjustments to reconcile net loss to net cash
     used by operating activities:

      Common stock issued for services                                182
      Increase in accrued liabilities                               2,080
                                                              -----------
        NET CASH USED BY OPERATING ACTIVITES                       (3,753)
                                                              -----------

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital Contributed                                            2,753
    Common stock issued for cash                                   1,000
                                                              ----------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                   3,753
                                                              ----------
NET INCREASE IN CASH AND EQUIVALENTS FOR THE PERIOD
    AND CUMULATIVE DURING THE DEVELOPMENT STAGE                    -

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                    -
                                                              ----------
CASH AND CASH EQUIVALENTS - END OF PERIOD                     $    -
                                                              ==========
SUPPLEMENTAL DISCLOSURES
    Interest paid                                             $    -
    Income taxes paid                                         $    -

In addition to amounts reflected above, common stock was issued for:
 Common stock issued films acquired                           $7,800,000
 Common stock issued for services                                    182
                                                              ==========

See accompanying notes.

                                F-5

MOVE FILMS, INC
(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF STOCKHOLDERS' EQUITY

                                                               Accumulated
                                                                Deficit
                            Common Stock        Additional     During the      Total
                       -----------------------   Paid-In       Development  Stockholders'
Description             Shares         Amount    Capital         Stage        Equity
----------------------------------------------------------------------------------------------------
Common stock issued
 for cash               5,000,000        $ 500    $      500   $  -      $     1,000

Contributed capital       -                 -          2,753      -            2,753

Common stock issued
 for assets            15,000,000        1,500     7,798,500      -        7,800,000

Common stock issued
 pursuant to 2001
 stock incentive plan   1,817,500          182          -         -              182

Net loss and cumulative
 loss during the
 development stage        -                 -           -      (6,015)        (6,015)
-----------------------------------------------------------------------------------------------------
BALANCE,
 December 31, 2001     21,817,500       $2,182     $7,801,753  $(6,015)    $7,797,920
=====================================================================================================

See accompanying notes.

                                F-6


NOTE 1.  ORGANIZATION AND MERGERS

        MOVE FILMS, INC ("MOVE" or the "Company") (fka "ILN Pelham Corporation")(fka "Expresso Express, Inc") was incorporated in the State of Texas on April 2, 2001 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition, or other business combination with a domestic or foreign private business.

        The Company entered into a business combination and acquired all of the assets and liabilities of The Expresso Express, on October 2, 2001, pursuant to an agreement and Plan of Reorganization.

        The Expresso Express was a sole proprietorship formed on September 14, 2001, created to engage in the drive-thru espresso business. Subsequent to the Agreement and Plan of reorganization, the name ILN Pelham Corporation was changed to Expresso Express, Inc. The Agreement and Plan of Reorganization set forth that Pelham would issue 20,000,000 shares to the owner of The Expresso Express. This business combination was accounted for as a purchase.

        Pursuant to an Agreement and Plan of Reorganization dated December 31, 2001, the Company acquired all the assets of Motion Entertainment Group ("Motion"), a California partnership, and commenced the business operations formally conducted by Motion. The Company subsequently changed its name from 'Expresso Express, Inc' to 'Move Films, Inc' and discontinued all of its business activities in the drive-thru espresso business. This business combination was accounted for as a purchase.

        Motion Entertainment Group was formed on December 25, 2001, to engage in the business of development, production, and distribution of full length feature film properties.
        The Agreement and Plan of Reorganization required the Company to issue 15,000,000 shares to the general partners of Motion Entertainment Group in exchange for the 20,000,000 shares held by Jennifer Baker and Simon Gaunt, former directors of the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        UNCLASSIFIED BALANCE SHEET

        In accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position No. 00-2 ("SOP 00-2"), Company has elected to present an unclassified balance sheet.

        USE OF ESTIMATES

        The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                                F-7
        FILM INVENTORIES

        Film inventories (scripts and developed projects) are stated at estimated net realizable value.

        In June 2000, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants
        ("AcSEC") issued SOP 00-2, "Accounting by Producers or Distributors of Films." SOP 00-2 superseded existing film accounting standards related to the recognition of revenues, costs and film cost valuation and must be adopted by companies for fiscal years beginning after December 15, 2000. SOP 00-2 requires that advertising costs for theatrical and television product be expensed as incurred. Furthermore, revenue associated with the home video market must be recognized upon availability to customers (street date) and not the date the product is shipped. The Company adopted SOP 00-2 during the year ended December 31, 2001.

        REVENUE RECOGNITION

        The Company recognizes revenue in accordance with the provisions of Statement of Financial Accounting Standards
        No. 139 and SOP 00-2. Revenues from feature film distribution licensing agreements are recognized on the date the completed film is delivered or becomes available for delivery, is available for exploitation in the relevant media window purchased by that customer or licensee and certain other conditions of sale have been met pursuant to criteria specified by SOP 00-2.

        Revenues from domestic television and video licensing contracts, which provide for the receipt of non-refundable guaranteed amounts, are recognized when the film is available for exhibition, provided that the other conditions of sales required by SOP 00-2 have been met. Until all conditions for sale have been met, amounts received on such licensing contracts are reflected as deferred income.

        The market trend of each film is regularly examined to determine the estimated future revenues and corresponding lives. Due to the nature of the industry, management's estimates of future revenues may change within the next year and the change could be material.

        NET LOSS PER COMMON SHARE

        Basic net loss per common share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period.
        Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options. In periods where losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

        CASH AND CASH EQUIVALENTS

        The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

        FAIR VALUE OF FINANCIAL INSTRUMENTS

        Financial instruments, accounts payable, and accrued liabilities are carried at amounts which reasonably approximate their fair value due to the short-term nature of these amounts or due to variable rates of interest which are consistent with market rates.

        CONCENTRATION OF CREDIT RISK

        The Company operates in the film industry in the Southern
        California area. Consequently, the Company's business will be affected by economic fluctuations in the film industry.

        IMPAIRMENT OF LONG-LIVED ASSETS

        The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets.

        DEVELOPMENT STAGE COMPANY

        The Company has been devoting its efforts to activities such as raising capital, establishing sources of information, and developing markets for its planned operations. The Company has not yet generated any revenues and, as such, it is considered a development stage company.

        RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

        In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." This statement addresses financial accounting and reporting for business combinations. All business combinations in the scope of this statement are to be accounted for using the purchase method. The provisions of this statement apply to all business combinations initiated after June 30, 2001.

        In July 2001, the FASB issued SFAS No. 142, "Goodwill and
        Other Intangible Assets." This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets. It addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. It is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been issued previously. The Company does not expect adoption of SFAS No. 142 to have a material impact, if any, on its financial statements.

        Impairment of Long-Lived Assets

        The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets.

NOTE 3. RELATED PARTY TRANSACTIONS

        The Company issued 5,000,000 shares of common stock to ILN Industries, LLC for a total value of $1,000 on April 2, 2001 pursuant to Section 4(2) of the Securities Act.

        On October 2, 2001, ILN Industries, LLC returned the
        5,000,000 shares to the Company for cancellation.

        The Company issued 5,000,000 shares of common stock to ILN Industries, LLC for a total value of $1,000 on October 2, 2001. pursuant to Section 4(2) of the Securities Act.


NOTE 4.  INCOME TAXES

        At December 31, 2001, the Company had a net operating loss of approximately $6,015. This loss may be used offset federal taxable income in future periods. However, if subsequently there are ownership changes in the Company, as defined in
        Section 382 of the Internal Revenue Code, the Company's ability to utilize net operating losses available before the ownership change may be restricted to a percentage of the market value of the Company at the time of the ownership change. Therefore, substantial net operating loss carryforwards could, in all likelihood, be limited or eliminated in future years due to a change in ownership as defined in the Code. The utilization of the remaining carryforwards is dependent on the Company's ability to generate sufficient taxable income during the carryforward periods and no further significant changes in ownership.

        The Company computes deferred income taxes under the provisions of FASB Statement No. 109 (SFAS 109), which requires the use of an asset and liability method of accounting for income taxes. SFAS No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that, a portion of the deferred income tax benefits will not be realized. It is Management's opinion that the entire deferred tax benefit of $902 resulting from the net operating loss may not be recognized in future periods. Therefore, a valuation allowance equal to the deferred tax benefit of $902 has been established, resulting in no deferred tax benefits as of the balance sheet date.

                                F-8

NOTE 5.  GOING CONCERN AND MANAGEMENT'S PLANS

        The Company incurred a net loss of $6,015 for the period from inception (April 2, 2001) to December 31, 2001. The ability of the Company to continue as a going concern is dependent upon its ability to obtain financing and achieve profitable operations. The Company anticipates meeting its cash requirements through the financial support of its shareholders until such time as it obtains additional capital. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

NOTE 6.  STOCKHOLDERS' EQUITY

        SALE OF SHARES

        In October, 20,000,000 shares were issued pursuant to a Plan of Reorganization for a total of $2,000. The 20,000,000 shares were later returned for cancellation in December, and 15,000,000 shares were issued for Plan of Reorganization dated
        December 31, 2001, in exchange for total assets received of $7,800,000.

        CAPITAL CONTRIBUTED

        ILN Industries, LLC, a beneficial shareholder of the Company contributed $2,753 to pay for the Company's organizational expenses, professional, and operating fees.

        PREFERRED STOCK

        The Board of Directors is authorized to establish the rights and preferences of preferred stock. To date, the Board of Directors has not established those rights and preferences.

NOTE 7.	STOCK INCENTIVE PLAN

        During the period ended December 31, 2001, the Company adopted a Stock Incentive Plan and issued 1,817,500 pursuant to the Stock Incentive Plan. The purpose of the plan is to assist in attracting and retaining key employees, non-employee directors and consultants to achieve long-term corporate objectives. These shares were recorded at a par value of $0.0001 because value and services rendered were minimal.
        This amount totaled $182 and is included in consulting fees.

                                F-9


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.




                                      MOVE FILMS, INC.


  May 15, 2002                       By /s/ Christopher Eberts
                                     --------------------------------
                                      Christopher Eberts, President